SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31019 (Commission File Number)	94-3216714 (I.R.S. Employer Identification Number)

1101 Chess Drive, Foster City, California (Address of principal executive offices)	94404 (Zip Code)

(650) 655-4200

Registrant’s telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure

     The amended and restated bylaws previously filed with this report inadvertently failed to include an amendment to the first sentence of Article II, Section 1 approved by the registrant’s board of directors on April 24, 2004. The Bylaws have been amended and restated in their entirety, and are attached to this current report as Exhibit 3.1.

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of the Registrant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.
Date: July 2, 2004
/s/ Lissa A. Goldenstein
Lissa A. Goldenstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of the Registrant